UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 12, 2021

J.JILL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38026 (Commission File Number)	45-1459825 (I.R.S. Employer Identification No.)

4 Batterymarch Park

Quincy, MA 02169

(Address of principal executive offices) (Zip Code)

(617) 376-4300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $0.01 par value	JILL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 12, 2021, the Board of Directors (the “Board”) of J.Jill, Inc. (the “Company”) increased the number of directors comprising the Board from seven to eight and appointed Jyothi Rao to serve as an additional independent member of the Board. Ms. Rao will serve as a Class I director.

For her service as a non-employee director, Ms. Rao will participate in the director compensation program arrangements in effect during her service. She will receive annual cash retainers of $50,000 for service as a director. In connection with Ms. Rao’s appointment to the Board, Ms. Rao will be awarded restricted stock units under the Company’s 2017 Omnibus Equity Incentive Plan with a value of $100,000. The restricted stock units awarded to Ms. Rao shall vest on the earlier of the first anniversary of the date of grant or the date of the consummation of a change in control of the Company.

In connection with Ms. Rao’s election to the Board, the Company has entered into an indemnification agreement with Ms. Rao in substantially the same form as the indemnification agreement entered into with other directors of the Company that was previously filed with the Securities and Exchange Commission as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 (File No. 333-215993). The indemnification agreement provides, in general, that the Company will indemnify Ms. Rao to the fullest extent permitted by law in connection with his service to the Company or on the Company’s behalf.

Item 7.01	Regulation FD Disclosure.

On July 12, 2021, the Company issued a press release announcing the appointment of Ms. Rao to the Board, a copy of which is furnished herewith as Exhibit 99.1.

The information set forth in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d)       Exhibits

Exhibit No.	Description
99.1	Press Release dated July 12, 2021.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 12, 2021

J.JILL, INC.

By:	/s/ Vijay Moses
Name:	Vijay Moses
Title:	Vice President, General Counsel and Secretary

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